Exhibit 10.2

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 28, 2006 (this “Amendment”), is entered into by and among U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership (the “MLP”), U.S. SHIPPING OPERATING LLC, a Delaware limited liability company (“Operating LLC”), ITB BALTIMORE LLC, a Delaware limited liability company, ITB GROTON LLC, a Delaware limited liability company, ITB JACKSONVILLE LLC, a Delaware limited liability company, ITB MOBILE LLC, a Delaware limited liability company, ITB NEW YORK LLC, a Delaware limited liability company, ITB PHILADELPHIA LLC, a Delaware limited liability company, USS CHARTERING LLC, a Delaware limited liability company (“Charter LLC”), USCS CHEMICAL CHARTERING LLC, a Delaware limited liability company (“Chemical Chartering”), USCS CHEMICAL PIONEER INC., a Delaware corporation (“Chemical Pioneer”), USCS CHARLESTON LLC, a Delaware limited liability company (“Charleston”), USCS CHARLESTON CHARTERING LLC, a Delaware limited liability company (“USCS Chartering”), USCS ATB LLC, a Delaware limited liability company (“ATB LLC”), USS ATB 1 LLC, a Delaware limited liability company (“ATB1 LLC”), USS ATB 2 LLC, a Delaware limited liability company (“ATB2 LLC”), USCS SEA VENTURE LLC, a Delaware limited liability company (“Sea Venture LLC”), USS M/V HOUSTON LLC, a Delaware limited liability company (“Houston LLC”), U.S. SHIPPING FINANCE CORP., a Delaware corporation (“Finance Corp.”), USS JV MANAGER INC., a Delaware corporation (“JV Manager”), USS PC HOLDING CORP., a Delaware corporation (“PC Holding”) and USS PRODUCT MANAGER LLC, a Delaware limited liability company (“Product Manager”) (each of the foregoing being individually called a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties to the Credit Agreement as hereinafter defined (collectively, the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, as Letter of Credit Issuer, CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as administrative agent (in such capacity together with its successors in such capacity, the “Administrative Agent”) for the Lenders, LEHMAN COMMERCIAL PAPER INC., as the syndication agent (in such capacity together with its successors in such capacity, the “Syndication Agent”) for the Lenders, and KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement hereinafter defined).

W I T N E S S E T H:

          WHEREAS, the Borrowers, the Lenders, the Letter of Credit Issuer, the Administrative Agent, the Syndication Agent and the Collateral Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of August 7, 2006 (as further amended or otherwise modified, the “Credit Agreement”);

          WHEREAS, the Borrowers, the Lenders, the Letter of Credit Issuer, the Administrative Agent, the Syndication Agent and the Collateral Agent intend to amend certain provisions of the Credit Agreement as set forth herein.

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1.          Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

          SECTION 2.          Amendment of Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the entire text for the definition “Fixed Charge Factor” and replacing it with the following:

          “Fixed Charge Factor” means for each calculation period ending on September 30, 2006 or thereafter, $10,000,000.”

          (b)     deleting the entire text for the definition “Senior Debt Leverage Ratio” and replacing it with the following:

          “Senior Debt Leverage Ratio” means, as of any date of determination, for the MLP and its Restricted Subsidiaries on a consolidated basis, the ratio of (a) consolidated senior secured Debt other than the Capitalization LOC and Senior Notes, less all cash and cash equivalents other than amounts on deposit in the Capitalization Escrow Account, as of such date to (b) Consolidated Pro Forma EBITDA for the twelve-month period ending on the last day of the calculation period.”

          and (c) deleting the entire text for the definition “Total Fixed Charge Coverage Ratio” and replacing it with the following:

          “Total Fixed Charge Coverage Ratio” means, as of any date, for the MLP and its Restricted Subsidiaries on a consolidated basis, the ratio for the period of four consecutive Fiscal Quarters of the MLP ending on such date (or if less, the number of full Fiscal Quarters of the MLP elapsed since the Closing Date), of (a) an amount equal to (i) Consolidated EBITDA for the calculation period ending on such date, minus (ii) Capital Expenditures for such calculation period, but excluding Insurance Related Capital Expenditures and all expenditures for the construction of the ATB to the extent that such expenditures made after the Closing Date are in an aggregate amount not in excess of $45,500,000.00, for Vessels acquired pursuant to a Vessel Acquisition and, to the extent paid with funds withdrawn from the New ATB Escrow Account or paid in accordance with Section 7.1.14 in an amount not in excess of $3,900,000, for the construction of each New ATB, plus (iii) the lesser of (A) the Fixed Charge Factor and (B) the amount by which the Revolving Commitment Amount exceeds the aggregate outstanding principal amount of all Revolving Loans and Letter of Credit Obligations as of such date of determination, to (b) the sum of (i) Interest Charges on all Debt of the MLP and its Restricted Subsidiaries payable during such calculation period (determined with respect to any Subordinated Debt without giving effect to the subordination), plus (ii) all scheduled principal payments required to be made on all such Debt during such calculation period (determined with respect to any Subordinated Debt without giving effect to the subordination) plus (iii) net cash taxes actually paid or payable by the Borrowers and their Restricted Subsidiaries during such period (for the avoidance of doubt, to the extent such taxes are paid directly by the General Partner or indirectly by the General Partner as a result of a loan or advance by the General Partner, for purposes hereof such taxes will not be considered to be taxes actually paid or payable by the Borrowers except to the extent, and when, such loan or advance is repaid to the General Partner).”

          SECTION 3.          Amendment of Section 7.2.4 of the Credit Agreement.  Section 7.2.4 of the Credit Agreement is hereby amended by deleting the text of clauses (a), (c) and (d) thereof and replacing them in their entirety with the following:

          “(a)     The Total Debt Interest Coverage Ratio as of the end of any fiscal quarter of MLP, beginning with fiscal quarter ending on December 31, 2006, to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarters Ending	Minimum Total Debt Interest Coverage Ratio

December 31,2006	1.15:1
March 31, 2007 through and including June 30, 2008	1.25:1
September 30, 2008 through and including September 30, 2009	1.40:1
December 31, 2009 and each fiscal quarter thereafter	1.50:1	”

          “(c)     The Total Debt Leverage Ratio as of the end of any fiscal quarter of MLP, beginning with fiscal quarter ending on September 30, 2006, to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarters Ending	Maximum Total Debt Leverage Ratio

September 30, 2006 through and including December 31, 2006	4.50:1
March 31, 2007 through and including June 30, 2007	5.00:1
September 30, 2007 through and including December 31, 2007	5.25:1
March 31, 2008 through and including September 30, 2008	6.00:1
December 31, 2008 through and including September 30, 2009	5.75:1
December 31, 2009 each fiscal quarter thereafter	5.00:1	”

          “(d)     The Senior Debt Leverage Ratio as of the end of any fiscal quarter of MLP, beginning with fiscal quarter ending on September 30, 2006, to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarters Ending	Maximum Senior Debt Leverage Ratio

September 30, 2006 through and including December 31, 2006	2.50:1
March 31, 2007 through and including June 30, 2007	3.25:1
September 30, 2007	3.50:1
December 31, 2007	3.75:1
March 31, 2008	4.00:1
June 30, 2008 through and including December 31, 2008	4.25:1
March 31, 2009 through and including December 31, 2009	4.50:1
March 31, 2010 and each fiscal quarter thereafter	4.00:1	”

          SECTION 4.          Amendment of Section 7.2.7(a) of the Credit Agreement.  Section 7.2.7(a) of the Credit Agreement is hereby amended by deleting the text thereof and replacing it in its entirety with the following:

          “(a)     The Borrowers will not, and will not permit any of their Restricted Subsidiaries to, make Capital Expenditures (other than expenditures for the replacement of assets and property subject to a Disposition made in compliance with Section 3.1(d), Insurance Related Capital Expenditures, expenditures for the ATB (in an aggregate amount expended since the Closing Date not in excess of $45,500,000) and each New ATB (provided such expenditures are paid with funds withdrawn from the New ATB Escrow Account and the number of New ATBs does not exceed three, or if the Borrowers are in compliance with Section 7.1.14, four), for Vessels constructed or acquired pursuant to a Vessel Acquisition with any expenditures, required to refurbish such newly acquired Vessel to be deemed acquisition expenditures and for payments to an ATB Contractor made in accordance with Section 7.1.14 in an amount not in excess of $3,900,000) in any Fiscal Year (or portion thereof with respect to Fiscal Years 2006 and 2012, as specified below), except Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such Fiscal Year (or portion thereof, as applicable) (the “Annual Capital Expenditure Amount”):

2006 (June 30 - December 31)	$20,000,000
2007	$15,000,000
2008	$18,000,000
2009	$2,500,000
2010	$22,500,000
2011	$21,000,000
2012 (January 1 – July 31)	$5,875,000

plus with respect to each Fiscal Year of MLP ending on or after December 31, 2006 an amount equal to any Capital Expenditures for the preceding Fiscal Year permitted to be made under this Section 7.2.7 which were not made during such prior Fiscal Year; provided, however, in the event the Borrowers or their Restricted Subsidiaries construct or acquire any Vessel (other than the ATB or any New ATB up to a total number of four New ATBs) pursuant to a Vessel Acquisition, then the Annual Capital Expenditure Amount shall be increased to such amounts as the Administrative Agent shall determine in its sole and reasonable discretion, including amounts necessary to accommodate expenditures for the routine and customary maintenance and drydocking of the Vessels.”

          SECTION 5.          Representations and Warranties, Etc.  To induce the Lenders to enter into this Amendment, each of the Borrowers shall have represented and warranted to the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, the Syndication Agent and the Lenders, and by its execution and delivery of this Amendment such Borrower does hereby represent and warrant to the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, the Syndication Agent and the Lenders, that:

          (a)     each of the representations and warranties by such Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date;

(b) the execution, delivery and performance of this Amendment has been duly authorized by all requisite organizational action on the part of such Borrower;

          (c)     the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(d) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

          SECTION 6.          Ratification.  Each Borrower hereby ratifies and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Loan Documents.  This Amendment is an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

          SECTION 7.          Effectiveness.  This Amendment shall become effective on the date (the “Effective Date”) when all of the conditions set forth in this Section 7 have been satisfied.

          (a)     The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrowers, the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent, the Syndication Agent and the Majority Lenders; and

          (b)     The Administrative Agent shall have received (i) all reasonable fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of counsel to the Administrative Agent and (ii) all other reasonable fees, costs and expenses due and payable pursuant to Section 10.3 of the Credit Agreement, in each case under either clause (i) or (ii) above, to the extent then invoiced.  Borrowers hereby acknowledge and agree that the fees and expenses set forth in this Section 7(b) shall be paid upon Borrower’s execution of this Amendment and are not refundable for any reason.

          SECTION 8.          Governing Law; Severability; Entire Agreement.  THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).  Any provision of this Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.  This Amendment and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 9.          Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 10.        Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (a) no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Letter of Credit Issuer and all Lenders; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11 of the Credit Agreement.

          SECTION 11.        Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Transaction Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of any Borrower or any right, power or remedy of the Administrative Agent, the Letter of Credit Issuer, the Syndication Agent, the Collateral Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.

[Remainder of Page Left Intentionally Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

BORROWERS:

U.S. SHIPPING PARTNERS L.P.

By:	US Shipping General Partner LLC, its General Partner

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

U.S. SHIPPING OPERATING LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB BALTIMORE LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB GROTON LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB JACKSONVILLE LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB MOBILE LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB NEW YORK LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB PHILADELPHIA LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS CHARTERING LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHEMICAL CHARTERING LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHEMICAL PIONEER INC.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHARLESTON CHARTERING LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHARLESTON LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS ATB LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS ATB 1 LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS ATB 2 LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS SEA VENTURE LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS M/V HOUSTON LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

U.S. SHIPPING FINANCE CORP.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS PRODUCT MANAGER LLC

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS JV MANAGER INC.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS PC HOLDING CORP.

By:	/s/ Paul Gridley

Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

AGENTS AND LENDERS:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Letter of Credit Issuer

By:	/s/

Name:
Title:

By:	/s/

Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Syndication Agent and Lender

By:	/s/

Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/

Name:
Title:

_________________________________________________________________________________________________,
as Lender

By:	/s/

Name:
Title: